CHASE FUNDING LOAN ACQUISITION TRUST
           MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-C1

                         $367,860,000 (APPROXIMATE)
                             Subject to Revision

     March 23, 2001 - Addendum to March 19, 2001 Computational Materials

            Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMSI) and Chase Securities Inc. (CSI), members NYSE and SIPC. JP Morgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JP Morgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JP Morgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JP Morgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JP MORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JP MORGAN). JP MORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                            CLASS IIM-1 CASHFLOWS*

PERIOD       DATE              BALANCE          PRINCIPAL           INTEREST
   0                       10,575,000.00
   1        4/25/01        10,575,000.00                   0        45,049.50
   2        5/25/01        10,575,000.00                   0        50,055.00
   3        6/25/01        10,575,000.00                   0        51,723.50
   4        7/25/01        10,575,000.00                   0        50,055.00
   5        8/25/01        10,575,000.00                   0        51,723.50
   6        9/25/01        10,575,000.00                   0        51,723.50
   7        10/25/01       10,575,000.00                   0        50,055.00
   8        11/25/01       10,575,000.00                   0        51,723.50
   9        12/25/01       10,575,000.00                   0        50,055.00
  10        1/25/02        10,575,000.00                   0        51,723.50
  11        2/25/02        10,575,000.00                   0        51,723.50
  12        3/25/02        10,575,000.00                   0        46,718.00
  13        4/25/02        10,575,000.00                   0        51,723.50
  14        5/25/02        10,575,000.00                   0        50,055.00
  15        6/25/02        10,575,000.00                   0        51,723.50
  16        7/25/02        10,575,000.00                   0        50,055.00
  17        8/25/02        10,575,000.00                   0        51,723.50
  18        9/25/02        10,575,000.00                   0        51,723.50
  19        10/25/02       10,575,000.00                   0        50,055.00
  20        11/25/02       10,575,000.00                   0        51,723.50
  21        12/25/02       10,575,000.00                   0        50,055.00
  22        1/25/03        10,575,000.00                   0        51,723.50
  23        2/25/03        10,575,000.00                   0        51,723.50
  24        3/25/03        10,575,000.00                   0        46,718.00
  25        4/25/03        10,575,000.00                   0        51,723.50
  26        5/25/03        10,575,000.00                   0        50,055.00
  27        6/25/03        10,575,000.00                   0        51,723.50
  28        7/25/03        10,575,000.00                   0        50,055.00
  29        8/25/03        10,575,000.00                   0        51,723.50
  30        9/25/03        10,575,000.00                   0        51,723.50
  31        10/25/03       10,575,000.00                   0        50,055.00
  32        11/25/03       10,575,000.00                   0        51,723.50
  33        12/25/03       10,575,000.00                   0        50,055.00
  34        1/25/04        10,575,000.00                   0        51,723.50
  35        2/25/04        10,575,000.00                   0        51,723.50
  36        3/25/04        10,575,000.00                   0        48,386.50
  37        4/25/04        10,575,000.00                   0        51,723.50
  38        5/25/04         8,651,157.39        1,923,842.61        50,055.00
  39        6/25/04         7,454,497.87        1,196,659.52        42,313.77
  40        7/25/04         7,257,322.03          197,175.83        35,284.62
  41        8/25/04         7,065,322.38          191,999.66        35,496.37
  42        9/25/04         6,878,363.67          186,958.71        34,557.28
  43        10/25/04        6,696,314.21          182,049.46        32,557.59
  44        11/25/04        6,519,045.72          177,268.49        32,752.42
  45        12/25/04        6,346,433.28          172,612.44        30,856.82
  46        1/25/05         6,178,355.20          168,078.08        31,041.11
  47        2/25/05         6,014,692.97          163,662.22        30,219.02
  48        3/25/05         5,855,331.18          159,361.79        26,571.58
  49        4/25/05         5,700,157.41          155,173.77        28,639.08
  50        5/25/05         5,549,062.18          151,095.24        26,980.74
  51        6/25/05         5,401,938.84          147,123.33        27,141.08
  52        7/25/05         5,258,683.55          143,255.29        25,569.18
  53        8/25/05         5,119,195.16          139,488.39        25,720.81
  54        9/25/05         4,983,375.15          135,820.01        25,038.55
  55        10/25/05        4,851,127.58          132,247.57        23,587.98
  56        11/25/05        4,722,359.01          128,768.58        23,727.40
  57        12/25/05        4,596,978.41          125,380.59        22,352.50
  58        1/25/06         4,474,897.16          122,081.25        22,484.33
  59        2/25/06         4,356,028.93          118,868.23        21,887.22
  60        3/25/06         4,240,289.65          115,739.29        19,243.97
  61        4/25/06         4,127,597.41          112,692.23        20,739.73
  62        5/25/06         4,017,872.49          109,724.92        19,537.29
  63        6/25/06         3,911,037.21          106,835.29        19,651.86
  64        7/25/06         3,807,015.91          104,021.29        18,512.24
  65        8/25/06         3,705,734.93          101,280.98        18,620.54
  66        9/25/06         3,607,122.53           98,612.41        18,125.16
  67        10/25/06        3,511,108.81           96,013.72        17,073.71
  68        11/25/06        3,417,625.72           93,483.09        17,173.22
  69        12/25/06        3,326,606.97           91,018.74        16,176.76
  70        1/25/07         3,237,988.02           88,618.95        16,270.80
  71        2/25/07         3,151,706.00           86,282.02        15,837.36
  72        3/25/07         3,067,699.68           84,006.33        13,923.54
  73        4/25/07         2,985,909.42           81,790.26        15,004.46
  74        5/25/07         2,906,277.15           79,632.27        14,133.30
  75        6/25/07         2,828,746.31           77,530.84        14,214.92
  76        7/25/07         2,753,261.81           75,484.49        13,389.40
  77        8/25/07         2,679,770.02           73,491.79        13,466.51
  78        9/25/07         2,608,218.68           71,551.34        13,107.05
  79        10/25/07        2,538,556.92           69,661.77        12,345.57
  80        11/25/07        2,470,735.17           67,821.75        12,416.36
  81        12/25/07        2,404,705.18           66,029.99        11,694.81
  82        1/25/08         2,340,419.95           64,285.23        11,761.68
  83        2/25/08         2,277,833.70           62,586.25        11,447.25
  84        3/25/08         2,216,901.86           60,931.84        10,422.35
  85        4/25/08         2,157,581.02           59,320.84        10,843.11
  86        5/25/08                             2,157,581.02        10,212.55
            Total                              10,575,000.00     2,933,905.48

* Run at 27% CPR. The assumptions used here are the same assumptions listed in the computational materials dated March 19, 2001.

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JP MORGAN SALES REPRESENTATIVE.

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